UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 5, 2019 (October 31, 2019)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street     Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2019, the Company’s Compensation and Executive Development Committee (the “Committee”) issued performance stock awards under the Twin Disc, Incorporated 2018 Long-Term Incentive Compensation Plan (“2018 LTI Plan”) to John H. Batten, Chief Executive Officer, and Jeffrey S. Knutson, Vice President-Finance, Chief Financial Officer, Treasurer & Secretary.  A target number of 58,107 performance shares were awarded to Mr. Batten, and a target number of 1,874 performance shares were issued to Mr. Knutson. The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2022: (i) average return on invested capital (also known as return on total capital) (40%), (ii) average sales revenue (30%), and (iii) average earnings per share (30%). With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period. If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%. If the Company obtains the threshold for that performance objective, the percentage shall be 50%. If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 150%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective. The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by Messrs. Batten and Knutson pursuant to these awards is 89,972. A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On October 31, 2019, the Committee also issued restricted stock grants to Messrs. Batten and Knutson under the 2018 LTI Plan, with Mr. Batten receiving 44,986 shares of restricted stock and Mr. Knutson receiving 1,874 shares of restricted stock.  The restricted stock will vest in three years, provided the named executive officer remains employed as of such vesting date.  The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or if, following a change in control of the Company, the named executive officer is involuntarily terminated without cause or terminates employment for good reason.  A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Also on October 31, 2019, the Committee increased the target bonus under the Company’s corporate incentive plan for Mr. Knutson from 50% of his base salary to 55% of his base salary.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on October 31, 2019. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal No. 1 – Election of Directors.

The shareholders of the Company elected each of the Director nominees proposed by the Company’s Board of Directors. Messrs. Batten and Stratton were elected to serve until the 2022 Annual Meeting of Shareholders or until their successor is duly elected and qualified. Mr. Smiley was elected to serve until the 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Percent(1)	Votes Withheld	Percent(1)	Broker Non-Votes
John H. Batten	10,449,840	97.04%	318,815	2.96%	1,211,627
Harold M. Stratton II	9,745,737	90.50%	1,022,918	9.50%	1,211,627
Michael C. Smiley	10,563,808	98.10%	204,847	1.90%	1,211,627

Proposal No. 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers.

In an advisory vote, the shareholders of the Company approved the compensation of the Company’s Named Executive Officers. The Company includes such an advisory vote on the Company’s Named Executive Officer compensation in its proxy materials every year, and intends to continue to provide such an advisory vote on an annual basis until the next required non-binding advisory vote on the frequency of such votes on executive compensation. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Number of Votes Cast:	10,271,638	94,961	402,056	1,211,627

Proposal No. 3 – Appointment of RSM US LLP as Independent Registered Public Accounting Firm.

The shareholders of the Company ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. Because brokers holding shares are permitted to vote on this proposal without specific instruction from the beneficial owners of such shares, there are no “broker non-votes” for this proposal. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	11,937,399	40,808	2,075

(1)    Percentages shown for election of Directors (Proposal No. 1) are based on totals of votes cast for and votes withheld from each indicated Director. Abstentions and broker non-votes were not considered as part of the totals on which percentages were based.

Item 8.01     Other Events.

On October 31, 2019, each of the non-employee Directors of the Company received 6,737 shares of Restricted Stock under the Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors (the “Director’s Plan”), representing a portion of their annual Board retainer. A copy of the Director’s Plan was included as Appendix B of the Proxy Statement for the Annual Meeting of Shareholders held on October 15, 2010 (File No. 001-07635). The form of Restricted Stock Agreement entered into between the Company and each non-employee Director was filed as Exhibit 10.3 to the Company’s Form 8-K filed on October 19, 2010 (File No. 001-07635).

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for performance stock grants on October 31, 2019

10.2	Form of Restricted Stock Award Grant Agreement for restricted stock grants on October 31, 2019

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2019	Twin Disc, Incorporated

_/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary